                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Susan A. Buffum
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S--L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2009.


                                                       /s/ Susan A. Buffum
                                                  ------------------------------
                                                         Susan A. Buffum

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Michael K. Farrell
         Chairman of the Board, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                     /s/ Michael K. Farrell
                                                  ------------------------------
                                                       Michael K. Farrell

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Elizabeth M. Forget
                     Director and Executive Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2009.


                                                     /s/ Elizabeth M. Forget
                                                  ------------------------------
                                                       Elizabeth M. Forget

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                 George Foulke
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina
C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2009.


                                                        /s/ George Foulke
                                                  ------------------------------
                                                          George Foulke

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                Jay S. Kaduson
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                       /s/ Jay S. Kaduson
                                                  ------------------------------
                                                         Jay S. Kaduson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                             Bennett D. Kleinberg
                          Director and Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Bennett D. Kleinberg, a Director and Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2009.


                                                    /s/ Bennett D. Kleinberg
                                                  ------------------------------
                                                      Bennett D. Kleinberg

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                              Richard C. Pearson
       Director, Vice President, Associate General Counsel and Secretary

   KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Director, Vice President, Associate General Counsel and Secretary of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2009.


                                                     /s/ Richard C. Pearson
                                                  ------------------------------
                                                       Richard C. Pearson

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Paul A. Sylvester
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2009.


                                                      /s/ Paul A. Sylvester
                                                  ------------------------------
                                                        Paul A. Sylvester

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                               Jeffrey A. Tupper
                     Director and Assistant Vice President

   KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2009.


                                                      /s/ Jeffrey A. Tupper
                                                  ------------------------------
                                                        Jeffrey A. Tupper

                    METLIFE INVESTORS USA INSURANCE COMPANY

                               Power of Attorney

                                James J. Reilly
                            Vice President- Finance

   KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Vice President-Finance of MetLife Investors USA Insurance Company, a Delaware company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

      . MetLife Investors USA Separate Account A (SF 101 File No. 033-28623, Ultimate Annuity FSL 224 File No. 333-07987, Foresight SF 137 File No. 333-79625, SecurAnnuity (CLICO) File No. 033-61370, SF 234 File No. 002-75533, Investors Choice, Capital Strategist, Imprint and Strive VA File No. 033-07094, Flexible Bonus, Retirement Companion and Smart Choice File No. 033-37128, Sunshine SF 236 File
          No. 033-47984, Flexible Value SF 230 File No. 333-09221, Series VA File No. 333-54464, Series XC File No. 333-54466, Series L and Series L - 4 Year File No. 333-54470, Series C File No. 333-60174, Vintage L and Vintage XC File No. 333-125753, PrimElite III File
          No. 333-125756, Marquis Portfolios File No. 333-125757, Protected Equity Portfolio File No. 333-125758, Series S and Series S - L Share Option File No. 333-137369, PrimElite IV File No. 333-137968, Variable Annuity File No. 333-146578, Pioneer PRISM File
          No. 333-148869, Pioneer PRISM XC File No. 333-148870, Pioneer PRISM L File No. 333-148872, Series XTRA File No. 333-152385, Series XTRA 6 File No. 333-156648 and Variable Annuity File No. 333-______),

      . MetLife Investors USA Variable Life Account A (Advantage Equity Options File No. 333-131665 and Equity Advantage Variable Universal Life File No. 333-147509 and Variable Life File No. 333- ______),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2009.


                                                       /s/ James J. Reilly
                                                  ------------------------------
                                                         James J. Reilly